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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                               ------------------

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 29, 1998

                               -------------------

                          CONCENTRA MANAGED CARE, INC.
             (Exact name of Registrant as specified in its charter)

             Delaware                   000-22751               04-3363415
          (State or other        (Commission File Number)    (I.R.S. Employer
  jurisdiction of incorporation)                          Identification Number)

          312 Union Wharf
       Boston, Massachusetts                                     02109
       (Address of principal                                   (Zip code)
        executive offices)



       Registrant's telephone number, including area code: (617) 367-2163

                                 Not Applicable
                  (former address if changed since last report)


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Item 5. Other Events

See the press release attached hereto as Exhibit 99.1 dated October 29, 1998 announcing earnings for the quarter ended September 30,1998 for Concentra Managed Care, Inc. and the Company's formation of a special committee to evaluate strategic alternatives in response to several unsolicited expressions of interest regarding the possible acquisition of some or all of the Company's common stock.

Item 7. Financial Statements and Exhibits

(c) Exhibits

99.1     Press Release of the Registrant dated October 29, 1998.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                            CONCENTRA MANAGED CARE, INC.
                            (Registrant)


                            By:      /s/ Richard A. Parr II
                                     -------------------------------------------
                            Name:    Richard A. Parr II
                            Title:   Executive Vice President, General Counsel &
                                     Secretary

Date:    October 29, 1998


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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER                                                                      PAGE

99.1     Press Release of Registrant dated October 29, 1998